                            SCHEDULE 14C INFORMATION
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
   INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by rule
    14c-5(d)(2))

[X] Definitive Information Statement

                                 eClickMD, INC.
                  --------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

    1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------

    5) Total fee paid:

    ------------------------------------------------------------

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

    ------------------------------------------------------------

    3) Filing Party:

    ------------------------------------------------------------

    4) Date Filed:

    ------------------------------------------------------------
                                 eClickMD, INC.

                              201 EAST MAIN STREET
                               BRADY, TEXAS 78625

                              INFORMATION STATEMENT

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                     GENERAL

         This Information Statement is being furnished to the stockholders of eClickMD, Inc., a Nevada corporation (the "COMPANY"), in connection with the proposed actions listed below by the written consent of the holders of a majority in interest of the Company's voting capital stock ("VOTING CAPITAL STOCK") consisting of the Company's outstanding Common Stock ("COMMON STOCK"). Subject to compliance within Section 14 of the Securities Exchange Act of 1934 (and the rules and regulations promulgated thereunder) all of the following actions have been approved by a majority of the Company shareholders and those actions described in numbers 2 and 3 have been approved by the Company Board of Directors.

         (1) ELECTION OF DIRECTORS. The number of Board of Directors seats have been set at seven and four directors have been elected to our Board of Directors until our next annual meeting or until their successors have been qualified;

         (2) STOCK PLAN. Our 2000 Stock Plan has been approved. The 2000 Plan is attached to this documents as Exhibit A.

         (3) DIRECTORS OPTION PLAN. Our 2000 Directors Option Plan has been approved. The 2000 Plan is attached to this document as Exhibit B.

         Under federal securities laws, the Company cannot take the proposed action until at least 20 days after the mailing of this Information Statement. The Company anticipates that the proposed action will be taken on or about September 11, 2000 (the "EFFECTIVE DATE").

         If the proposed actions were not adopted by written consent, they would have been required to be considered by the Company's stockholders at a special stockholders' meeting convened for the specific purpose of approving these actions. The elimination of the need for a special meeting of stockholders to approve these actions is made possible by Section 78.320 of the Nevada General Corporation Law (the "NEVADA LAW"), which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. To approve the actions being taken, Section 78.320 of the Nevada Law requires a positive vote of a majority of the outstanding shares of Voting Capital Stock entitled to vote thereon. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect these actions as early as possible, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the Voting Capital Stock of the Company.

         Certain members of management and certain other stockholders described hereafter own in the aggregate approximately 7,989,061 shares of Common Stock of the Company, representing approximately 72% (as of August 15, 2000) of the outstanding Voting Capital Stock of the Company entitled to vote on these matters. These stockholders have executed a written consent, dated August 16, 2000 approving these matters. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company is August 15, 2000 (the "RECORD DATE"). In accordance with federal securities laws, the Company will take such actions twenty (20) days after the mailing of this Information Statement.

         This Information Statement will first be mailed to the stockholders of the Company on or about August 21, 2000. Inasmuch as the Company will have provided to its stockholders of record this Information Statement, the Company will notify its stockholders at the time of distribution of its next Annual Report on Form 10-KSB or its Quarterly Report on Form 10-QSB of the actual effective date. No additional action will be undertaken pursuant to such written consents, and no dissenters' rights under the Nevada Law are afforded to the Company's stockholders as a result of these actions.

                                EXECUTIVE OFFICES

         The Company's principal executive offices are located at 201 East Main Street, Brady, Texas 78625. Its telephone number is (915) 792-8400.

                     OUTSTANDING VOTING STOCK OF THE COMPANY

         As of the Record Date, there were 11,111,908 shares of Common Stock outstanding. No other shares of capital stock are outstanding. The Common Stock is the sole class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets for certain information regarding the beneficial ownership of the Company's Common Stock as of, August 15, 2000 by (i) each of our directors, (ii) each of our executive officers, (iii) each person who is known by us to own beneficially more than 5% of the Common Stock and (iv) all directors and officers as a group. All share numbers reflect the Company's 1-for-4.5 reverse stock split, effective as of April 3, 2000.

                                  Name (1)                   Number of Shares           Percentage
                                  --------                   ----------------           ----------
  Marion Robert Rice                                                3,532,225               31.79%
  Andy Wade McBee                                                   2,389,446                21.5%
  Dr. Richard F. Corlin                                                   -0-                   0%
  Phillip Mattingly                                                       -0-                   0%
  Donald Deshotels                                                  1,199,917                10.8%
  Sandra Denise Deshotels                                           1,199,917                10.8%
  Sheila Kay Hemphill                                               1,558,334               14.03%
  Phil White                                                          509,056                4.58%
  All directors and officers as a group (3 persons)(2)              8,321,505                74.9%

(1) The address for each of the listed individuals is 201 East Main Street, Brady, Texas 78625, except for Mr. and Mrs. Deshotels whose address is 8200 Cameron Road, Suite 170, Austin, Texas 78729.

(2) Includes 1,199,917 shares held by Sandra D. Deshotels, the wife of Mr. Deshotels.

                              ELECTION OF DIRECTORS

           The number of Board of Directors seats has been set at seven and four directors have been elected to serve until the next annual meeting of shareholders and until their respective successors will have been elected and will have qualified or until their earlier resignation, removal from office or death.

           The following table sets forth the names, ages and all Company positions held with respect to our directors and executive officers:

                        Name            Age           Since                  Position
                        ----            ---           -----                  --------
1.            Marion Robert Rice        47             1999       President, Chief Executive Officer and Chairman of
                                                                  the Board
2.            Andy Wade McBee           41             2000       Assistant Secretary and Director
3.            Dr. Richard Corlin        60             2000       Director
4.            Phillip Mattingly         50             2000       Director

           All directors hold office until the next annual meeting of Company stockholders or until their successors are elected and quality.

           The principal occupations and business experience of each director are as follows:

           Marion Robert Rice. Mr. Rice has served as Chief Executive Officer, President and as a director of Link.com since September, 1999. From July 1993 until May 1999, Mr. Rice was a co-founder, Chairman of the Board and Director of Centratex Support Services, a health care consulting firm.

           Andy Wade McBee. Mr. McBee has served as a director and assistant secretary of Link.com since March 10, 2000. Mr. McBee was a co-founder of Centratex Support Services, along with Mr. Rice, and has served as president of such company since June, 1993.

           Donald Deshotels. Mr. Deshotels has been a director of Link.com since March 10, 2000. From June 1996 until May 11, 1999, he was the chief technical officer for Venture Information Systems, a software development firm. From April 1992 to June 1996, Mr. Deshotels held several positions with Lewis Computer Services, a software development firm in Baton Rouge, Louisiana.

           Dr. Richard F. Corlin, M.D. Dr. Corlin is new to the Board of Directors. Since 1972 Dr. Corlin has been employed as a physician with the Southern California Medical Gastroentrology Group, Inc. Since 1996 Dr. Corlin has also served as Assistant Medical Director of Amsurge (a surgical center). Dr. Corlin has been the Chairman of the Board of Audio-Digest (an entity in the business of continuing medical education) since 1996 and recently (July 2000) became President-elect of the American Medical Association (a professional association). None of the organizations listed above is a parent, subsidiary or other affiliate of the Company.

           Phillip Mattingly. Mr. Mattingly is also new to the Board of Directors. Since April 1, 2000 Mr. Mattingly has served as President of the Company. From 1998 to the time of his employment with the Company, Mr. Mattingly was employed by ServiceMaster Corporation (an entity in the home health care business) serving as its Senior Vice President. From 1994 to 1998 Mr. Mattingly was employed by Olsten Health Services, Inc. (an entity in the home health care business) where he held the position of Vice President.

           During the fiscal year ended December 31, 1999, the Board of Directors of the Company held no meetings. The Company does not have a standing audit, nominating or compensation committee of the Board, or committees performing similar functions.

           Members of the Board of Directors received no compensation related to such position held with the Company.

           The following table sets forth information concerning the compensation of the Company's named executive officers for each of the Company's last three complete fiscal years.

                           Summary Compensation Table

                                                                                               Long Term Compensation
                                                                           ------------------------------------------------------
                                       Annual Compensation                          Awards                         Payouts
                           --------------------------------------------    -----------------------------  -----------------------
           (a)      (b)       (c)             (d)             (e)             (f)             (g)            (h)          (i)

                                                             Other                          Securities
Name and                                                     Annual        Restricted       Underlying       LTIP      All Other
Principal                                                    Compen-         Stock           Options/       Payouts     Compen-
Position            Year    Salary($)      Bonus ($)        sation ($)      Awards ($)          SARs          ($)     sation ($)
--------            ----    ---------      ---------       ------------    -----------      -----------   ----------  -----------
Marion Robert Rice, 1999      $13,333          -0-            -0-             -0-             -0-            -0-          -0-
President and CEO   1998      -0               -0-            -0-             -0-             -0-            -0-          -0-
(1)                 1997      -0-              -0-            -0-             -0-             -0-            -0-          -0-

Andy McBee          1999      $13,333          -0-            -0-             -0-             -0-            -0-          -0-
(2)                 1998      -0-              -0-            -0-             -0-             -0-            -0-          -0-
                    1997      -0-              -0-            -0-             -0-             -0-            -0-          -0-

Donald Deshotels    1999      $10,096          -0-            -0-             -0-             -0-            -0-          -0-
(3)                 1998      -0-              -0-            -0-             -0-             -0-            -0-          -0-
                    1997      -0-              -0-            -0-             -0-             -0-            -0-          -0-

(1) Mr. Rice has served as President and Chief Executive Officer of Link.com Inc since its organization in September, 1999. Mr. Rice's salary figure for 1999 includes $8,333 of accrued salary through December 31, 1999.

(2) Mr. McBee has served as a director and Assistant Secretary since March 10, 2000. Mr. McBee's salary figure for 1999 includes $8,333 of accrued salary through December 31, 1999.

(3) Mr. Deshotels has served as a director since March 10, 2000 but is being replaced pursuant to the actions being taken and reported in this Schedule 14C.

           The directors were not paid any monetary compensation for serving on the Board of Directors. From time to time, we may engage certain members of the board of directors to perform services on our behalf. In such cases, we compensate the members for their services at rates no more favorable than could be obtained from unaffiliated parties.

           As permitted by Section 78.751 of the Nevada General Corporation Law, the Company's Certificate of Incorporation includes a provision that eliminates the personal liability of our directors for monetary damages for breach or alleged breach of their fiduciary duty as directors. In addition, as permitted by Section 78.751 of the Nevada General Corporation Law, the Company's Bylaws provide that it may, in its discretion: (i) indemnify its directors, officers, employees and agents and persons serving in such capacities in other business enterprises (including, for example, its subsidiaries) at its request, to the fullest extent permitted by law; and (ii) advance expenses, as incurred, to its directors and officers in connection with defending a proceeding.

                             INDEPENDENT ACCOUNTANTS

           On March 13, 2000, the Board of Directors of Center Star Gold Mines, Inc. (the "Company") approved by Written Consent the (i) engagement of King Griffin & Adamson P.C. as the principal independent accountants for the Company, and (ii) dismissal of Schvaneveldt and Company as principal independent accountants for the Company.

           In connection with the audit of the Company's financial statements for the periods ended December 31, 1996 and December 31, 1997 and the interim financial statements for the period ended September 30, 1998, there were no disagreements with Schvaneveldt and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of disagreement.

           During the Registrant's two most recent fiscal years ended December 31, 1999, the Registrant did not consult with King Griffin & Adamson P.C. regarding any matters or events set forth in item 304(a)(2)(i) and (ii) of Regulation S-B. A letter from Schvaneveldt and Company is incorporated hereto by reference to Exhibit 16.1 to the Company's Form 10-KSB, filed with the Commission on April 14, 2000.

                             ADOPTION OF STOCK PLAN

           Our 2000 Stock Plan was adopted by our Board of Directors in July, 2000, and we intend to submit the plan to our stockholders for approval. This plan provides for the grant of incentive stock options to our employees and nonstatutory stock options and stock purchase rights to our employees, directors and consultants. As of August 16, 2000, 2,000,000 shares of our Common Stock were reserved for issuance under the 2000 Stock Option Plan. We have not yet issued any options under the 2000 Stock Plan. The number of shares reserved for issuance under our 2000 Stock Plan will increase annually on January 1st of each calendar year, starting in 2001, equal to the lesser of 5% of the outstanding shares of our Common Stock on the first day of the fiscal year, 2,500,000 shares or such lesser amount as our Board of Directors may determine.

           A committee of our Board of Directors will administer our 2000 Stock Plan. The administrator has the power to determine the terms of the options or stock purchase rights granted, including the exercise price, the number of shares subject to each option or stock purchase right, the exercisability of the options and the form of consideration payable upon exercise. Although the administrator determines the exercise price of options granted under our 2000 Stock Plan, with respect to incentive stock options, the exercise price must at least be equal to the fair market value of our Common Stock on the date of grant. Additionally, the term of an incentive stock option may not exceed ten years.

           No optionee may be granted an option to purchase more than 1,000,000 shares in any fiscal year. In connection with his or her initial service, an optionee may be granted an additional option to purchase up to 1,000,000 shares of our Common Stock (which shall not count toward the limit set forth above). After termination of one of our employees, directors or consultants, he or she may exercise his or her option for the period of time stated in the option agreement. If termination is due to death or disability, the option will generally remain exercisable for 12 months following such termination. In all other cases, the option will generally remain exercisable for three months. However, an option may never be exercised later than the expiration of its term.

           The administrator determines the exercise price of stock purchase rights granted under our 2000 Stock Plan. Unless the administrator determines otherwise, the restricted stock purchase agreement will grant us a repurchase option that we may exercise upon the voluntary or involuntary termination of the purchaser's service with us for any reason (including death or disability). The purchase price for shares we repurchase will generally be the original price paid by the purchaser. The administrator determines the rate at which our repurchase option will lapse. Our 2000 Stock Plan generally does not allow for the transfer of options or stock purchase rights, and only the optionee may exercise an option and stock purchase right during his or her lifetime.

           Our 2000 Stock Plan provides that in the event of our merger with or into another corporation or a sale of substantially all of our assets, the successor corporation will assume or substitute for each option or stock purchase right. If the successor corporation refuses to assume or substitute for the options or stock purchase right, such rights shall fully vest. Our 2000 Stock Plan will automatically terminate in 2010, unless we terminate it sooner. In addition, our Board of Directors has the authority to amend, suspend or terminate the stock option plans provided such action does not adversely affect any option previously granted under our stock option plans.

                        ADOPTION OF DIRECTORS OPTION PLAN

           Our Board of Directors adopted our 2000 Director Option Plan, referred to as the Director Plan, in July, 2000, and we plan to submit this plan to our stockholders for approval. Our Director Plan provides for the periodic grant of nonstatutory stock options to our non-employee directors. As of August 16, 2000, a total of 500,000 shares were reserved for issuance under our Director Plan, none of which was issued and outstanding as of such date. All grants of options to our non-employee directors under our Director Plan are automatic. We will grant each non-employee director an option to purchase 25,000 shares upon the later of:

     o    The effective date of our Director Plan, or

     o When such person first becomes a non-employee director (except for those directors who became non-employee directors by ceasing to be employee directors).

           All non-employee directors who have been directors for at least six months will receive an option to purchase 25,000 shares on the date the Director Plan is approved by our stockholders of each year. All options granted under our Director Plan have a term of ten years and an exercise price equal to fair market value on the date of grant. Each option becomes exercisable as to 25% of the shares subject to the option on each anniversary of the date of grant, provided the non-employee directors remains a director on such dates. After termination as a non-employee director with us, an optionee must exercise an option at the time set forth in his or her option agreement. If termination is due to death or disability, the option will remain exercisable for a period of three months. However, an option may never be exercised later than the expiration of its term.

           A non-employee director may not transfer options granted under our Director Plan other than by will or the laws of descent and distribution. Only the non-employee director may exercise the option during his or her lifetime. In the event of our merger with or into another corporation or a sale of substantially all of our assets, the successor corporation may assume or substitute each option. If such assumption or substitution occurs, the options will continue to be exercisable according to the same terms as before the merger or sale of assets. Following each assumption or substitution, if a non-employee director is terminated other than by voluntary resignation, the option will become fully exercisable and generally will remain exercisable for a period of three months. If the outstanding options are not assumed or substituted for, the options shall become fully vested and exercisable and our Board of Directors will notify each non-employee director that he or she has the right to exercise the option as to all shares subject to the option for a period of 30 days following the date of the notice (such option will terminate upon the expiration of the 30-day period).

           Unless terminated sooner, our Director Plan will automatically terminate in 2010. Our Board of Directors has the authority to amend, alter, suspend, or discontinue our Director Plan, but no such action may adversely affect any grant made under our Director Plan.

                                  ANNUAL REPORT

           A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission on April 14, 2000, including the financial statements and notes thereto (without exhibits), accompanies the copies of this Information Statement that were sent to the Company shareholders.

                               DISSENTER'S RIGHTS

           Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Company's proposed actions.

                                  OTHER MATTERS

           The information contained in this document is to our best knowledge, and the information contained herein with respect to the directors, nominees for director, executive officers and principal shareholders is based upon information which these individuals have provided to us.

EXECUTED this 18th day of August, 2000

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ M. ROBERT RICE
                                  -------------------------------------------
                                  M. Robert Rice, Chief Executive Officer and
                                  Chairman of the Board

                           EXHIBIT A TO SCHEDULE 14C

                                 eClickMD, INC.

                             2000 STOCK OPTION PLAN



         1. Purposes of the Plan. The purposes of this 2000 Stock Plan are:

            o to attract and retain the best available personnel for positions of substantial responsibility,

            o to provide additional incentive to Employees, Directors and Consultants, and

            o     to promote the success of the Company's business.

            Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

            (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

            (c) "BOARD" means the Board of Directors of the Company.

            (d) "CODE" means the Internal Revenue Code of 1986, as amended.

            (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

            (f) "COMMON STOCK" means the common stock of the Company

            (g) "COMPANY" means eClickMD, Inc., a Nevada corporation.

            (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

            (i) "DIRECTOR" means a member of the Board.

            (j) "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

            (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

            (p) "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

            (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (r) "OPTION" means a stock option granted pursuant to the Plan.

            (s) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (t) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

            (u) "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Purchase Right.

            (v) "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

            (w) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (x) "PLAN" means this 2000 Stock Plan.

            (y) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

            (z) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

            (aa) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            (bb) "SECTION 16(b)" means Section 16(b) of the Exchange Act.

            (cc) "SERVICE PROVIDER" means an Employee, Director or Consultant.

            (dd) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

            (ee) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

            (ff) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is equal to 2,000,000 Shares plus an annual increase to be added on the first day of each fiscal year of the Company beginning in 2001 equal to the lesser of (i) 2,500,000 shares, (ii) 5% of the outstanding shares of Common Stock on such date, or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4. Administration of the Plan.

            (a) Procedure.

                (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

                (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value;

                (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                (iv) to approve forms of agreement for use under the Plan;

                (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                (vii) to institute an Option Exchange Program;

                (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

         6. Limitations.

            (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

            (c) The following limitations shall apply to grants of Options:

                (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

                (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1,000,000 Shares, which shall not count against the limit set forth in subsection (i) above.

                (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         7. Term of Plan. Subject to Section 19 of the Plan, the Plan become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock

         Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9. Option Exercise Price and Consideration.

            (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                (i) In the case of an Incentive Stock Option

         A. granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

         B. granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

            (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

            (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                (i) cash;

                (ii) check;

                (iii) promissory note;

                (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                (vii) any combination of the foregoing methods of payment; or

                (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10. Exercise of Option.

             (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                 An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                 Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

             (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11. Stock Purchase Rights.

             (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

             (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

             (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

             (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

         12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

         13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

             (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

             (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

             (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall become fully vested and exercisable. The Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

         14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.

             (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

             (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

             (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         16. Conditions Upon Issuance of Shares.

             (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                 eClickMD, INC.
                             2000 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT


         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT

         [Optionee's Name and Address]

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:


         Grant Number
                                            ------------------------------
         Date of Grant
                                            ------------------------------
         Vesting Commencement Date
                                            ------------------------------
         Exercise Price per Share           $
                                             -----------------------------
         Total Number of Shares Granted
                                            ------------------------------
         Total Exercise Price               $
                                             -----------------------------
         Type of Option:                         Incentive Stock Option
                                            ----
                                                 Nonstatutory Stock Option
                                            ----
         Term/Expiration Date:
                                            ------------------------------

         Vesting Schedule:

         Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

         [25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates].

         Termination Period:

         This Option may be exercised for [three months] after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for [twelve months] after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.      AGREEMENT

         A. Grant of Option.

            The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "OPTIONEE") an option (the "OPTION") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "EXERCISE PRICE"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

            If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

         B. Exercise of Option.

            1. Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

            2. Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "EXERCISE NOTICE"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "EXERCISED SHARES"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to [title] of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         C. Method of Payment.

            Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

         1. cash; or

         2. check; or

            3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

            4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

            5. with the Administrator's consent, delivery of Optionee's promissory note (the "NOTE") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement][; or

            6. to the extent permitted by the Administrator, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the Exercise Price.

         D. Non-Transferability of Option.

            This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         E. Term of Option.

            This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

         F. Tax Consequences.

            Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         G. Exercising the Option.

            1. Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise

Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

            2. Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

            3. Disposition of Shares.

               (a) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (b) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

         H. Entire Agreement; Governing Law.

            The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the

Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of [state].

         I. NO GUARANTEE OF CONTINUED SERVICE.

            OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

            By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.




OPTIONEE                                    eClickMD, INC.


-----------------------------               -------------------------------
Signature                                   By


-----------------------------               -------------------------------
Print Name                                  Title


-----------------------------
Residence Address

                                CONSENT OF SPOUSE

         The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.




                                        -----------------------------------
                                        Spouse of Optionee

                                    EXHIBIT A

                                 EClickMD, INC.
                             2000 STOCK OPTION PLAN
                                 EXERCISE NOTICE

eClickMD, Inc.
Address
Address


Attention:
            ------------

         1. Exercise of Option. Effective as of today, ________________, _____, the undersigned ("PURCHASER") hereby elects to purchase ______________ shares (the "SHARES") of the Common Stock of eClickMD, Inc. (the "COMPANY") under and pursuant to the 2000 Stock Plan (the "PLAN") and the Stock Option Agreement dated ____________ ___, ______ (the "OPTION AGREEMENT"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

         2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

         3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

         5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of [state].


Submitted by:                               Accepted by:

PURCHASER                                   eClickMD, INC.

-----------------------------               -------------------------------
Signature                                   By


-----------------------------               -------------------------------
Print Name                                  Its


-----------------------------
Residence Address

Address:                                    Address:

                                            eClickMD, Inc.
-------------------------------

-------------------------------             -------------------------------
                                            Austin, Texas 78758
-------------------------------


                                            -------------------------------
                                            Date Received

                                    EXHIBIT B

                               SECURITY AGREEMENT





         This Security Agreement is made as of __________, _____ between eClickMD, Inc., a Nevada corporation ("PLEDGEE"), and _________________________ ("PLEDGOR").

                                    Recitals

         Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ________ (the "OPTION"), between Pledgor and Pledgee under Pledgee's 2000 Stock Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "NOTE"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "SHARES") at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

         NOW, THEREFORE, it is agreed as follows:

         1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the [state] Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "COLLATERAL") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("PLEDGEHOLDER"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

            The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

         2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

            (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

            (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

            (c) Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("REGULATION G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

            (d) Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

            (e) Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

            (f) Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

            (g) Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                (A) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

                (B) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

                In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the [state] Commercial Code.

         3. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

         4. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         5. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

         6. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

         7. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

         8. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         9. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

         10. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of [state].

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




"PLEDGOR"
                                         ------------------------------
                                         Signature

                                         ------------------------------
                                         Print Name

                                         Address:
                                                 ----------------------
                                                 ----------------------

"PLEDGEE"                                eClickMD, Inc.
                                         a Nevada corporation


                                         ------------------------------
                                         Signature

                                         ------------------------------
                                         Print Name

                                         ------------------------------
                                         Title


"PLEDGEHOLDER"
                                         ------------------------------
                                         Secretary of eClickMD, Inc.

                                    EXHIBIT C

                                      NOTE



$                                            [City, State]
 ------------------
                                             ------------------, -----

         FOR VALUE RECEIVED, _____________________ promises to pay to eClickMD, Inc., a Nevada corporation (the "COMPANY"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

         Principal and interest shall be due and payable on _______________, _____. Payment of principal and interest shall be made in lawful money of the United States of America.

         The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

         This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

         The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

         In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

         Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


-----------------------
-----------------------
                                 eClickMD, INC.
                             2000 STOCK OPTION PLAN
                     NOTICE OF GRANT OF STOCK PURCHASE RIGHT

         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

         [Grantee's Name and Address]

         You have been granted the right to purchase Common Stock of the Company, subject to the Company's Repurchase Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:


         Grant Number
                                            ------------------------------
         Date of Grant
                                            ------------------------------
         Total Number of Shares Subject     $
         to This Stock Purchase Right        -----------------------------

         Expiration Date:
                                            ------------------------------


         YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the 2000 Stock Plan and the Restricted Stock Purchase Agreement, attached hereto as Exhibit A-1, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.



GRANTEE                             eClickMD, INC.

--------------------------------    ---------------------------------
Signature                           Signature

--------------------------------    ---------------------------------
Name                                By

                                    ---------------------------------
                                    Name

                                    --------------------------------
                                    Title

                                   EXHIBIT A-1

                                    eClickMD
                             2000 STOCK OPTION PLAN
                       RESTRICTED STOCK PURCHASE AGREEMENT


         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

         WHEREAS the Purchaser named in the Notice of Grant, (the "PURCHASER") is a Service Provider, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

         WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser a Stock Purchase Right subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "AGREEMENT").

         NOW THEREFORE, the parties agree as follows:


         1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "SHARES"), at the per Share purchase price and as otherwise described in the Notice of Grant.

         2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

         3. Repurchase Option.

            (a) In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "REPURCHASE OPTION") for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "REPURCHASE PRICE"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal


                                     A-1-1
and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

            (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "REPURCHASE FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

         4. Release of Shares From Repurchase Option.

            (a) _______________________ percent (______%) of the Shares shall be released from the Company's Repurchase Option [one year] after the Date of Grant and __________________ percent (______%) of the Shares [at the end of each month thereafter], provided that the Purchaser does not cease to be a Service Provider prior to the date of any such release.

            (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

            (c) The Shares that have been released from the Repurchase Option shall be delivered to the Purchaser at the Purchaser's request (see Section 6).

         5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

         6. Escrow of Shares.

            (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "ESCROW HOLDER") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-3, until such time as the Company's Repurchase Option expires. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.


                                     A-1-2

            (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

            (c) If the Company or any assignee exercises the Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

            (d) When the Repurchase Option has been exercised or expires unexercised or a portion of the Shares has been released from the Repurchase Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Purchaser, as the case may be.

            (e) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

         7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

         8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares that may be made by the Company after the date of this Agreement.

         9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "CODE"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the


                                     A-1-3

Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

             THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

         10. General Provisions.

             (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of [state]. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

             (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

             Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

             (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

             (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

             (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

             (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES


                                     A-1-4

HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.



DATED:
      --------------------------

PURCHASER                           eClickMD, INC.

--------------------------------    ---------------------------------
Signature                           Signature

--------------------------------    ---------------------------------
Name                                By

                                    ---------------------------------
                                    Name

                                    ---------------------------------
                                    Title




                                     A-1-5

                                   EXHIBIT A-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED I, _______________________________, hereby sell, assign and transfer unto _____________________ (__________) shares of the Common Stock of eClickMD, Inc., standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _____________________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "AGREEMENT") between________________________ and the undersigned dated ______________, _____.



Dated:                ,
       ---------------  -----

Signature:
          ------------------------------




         INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.



                                     A-2-1

                                   EXHIBIT A-3

                            JOINT ESCROW INSTRUCTIONS

                                     ----------------------, ------



Corporate Secretary
eClickMD, Inc.
Address
Address

Dear           :
     ----------

         As Escrow Agent for both eClickMD, Inc., a Nevada corporation (the "COMPANY"), and the undersigned purchaser of stock of the Company (the "PURCHASER"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("AGREEMENT") between the Company and the undersigned, in accordance with the following instructions:

         1. In the event the Company and/or any assignee of the Company (referred to collectively as the "COMPANY") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.

Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.


                                     A-3-1

         4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 90 days after Purchaser ceases to be a Service Provider, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

         6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

         12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.


                                     A-3-2

         13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.



                  COMPANY:                 eClickMD, Inc.
                                           Address
                                           Address

                  PURCHASER:
                                           ------------------------------
                                           ------------------------------
                                           ------------------------------

                  ESCROW AGENT:            Corporate Secretary
                                           eClickMD, Inc.
                                           Address:
                                                   ----------------------
                                                   ----------------------


         16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

         18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of [state].


                                     A-3-3

                                    Very truly yours,


                                    eClickMD, INC.


                                    -----------------------------
                                    By

                                    -----------------------------
                                    Title



                                    PURCHASER

                                    -----------------------------
                                    Signature

                                    -----------------------------
                                    Print Name



ESCROW AGENT

-------------------------------------
Corporate Secretary


                                     A-3-4

                                   EXHIBIT A-4

                                CONSENT OF SPOUSE


         I, _________________________, spouse of ________________________, have read and approve the foregoing Restricted Stock Purchase Agreement (the "AGREEMENT"). In consideration of the Company's grant to my spouse of the right to purchase shares of eClickMD, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated:                     ,
      ---------------------  -----


                                         ------------------------------
                                         Signature of Spouse



                                     A-4-1

                                   EXHIBIT A-5

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986


The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:


NAME:              TAXPAYER:               SPOUSE:
     -------------          --------------         -----------------
ADDRESS:
        ----------------------------

IDENTIFICATION NO.:     TAXPAYER:             SPOUSE:
                   ----           -----------         --------------
TAXABLE YEAR:
             ------------------

         2. The property with respect to which the election is made is described as follows: _____ shares (the "SHARES") of the Common Stock of eClickMD, Inc. (the "COMPANY").

         3. The date on which the property was transferred is: ______, ____.

         4. The property is subject to the following restrictions:

            The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

         5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $__________.

         6. The amount (if any) paid for such property is: $___________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.



                                     A-5-1

Dated:                     ,
          -----------------  ----            ------------------------------
                                             Taxpayer

The undersigned spouse of taxpayer joins in this election.



Dated:                     ,
          -----------------  ----            ------------------------------
                                             Spouse of Taxpayer



                                     A-5-2

                           EXHIBIT B TO SCHEDULE 14C

                                 eClickMD, INC.

                            2000 DIRECTOR OPTION PLAN

         1. Purposes of the Plan. The purposes of this 2000 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be nonstatutory stock options.

         2. Definitions. As used herein, the following definitions shall apply:

            (a) "BOARD" means the Board of Directors of the Company.

            (b) "CODE" means the Internal Revenue Code of 1986, as amended.

            (c) "COMMON STOCK" means the common stock of the Company.

            (d) "COMPANY" means eClickMD, Inc., a Nevada corporation.

            (e) "DIRECTOR" means a member of the Board.

            (f) "DISABILITY" means total and permanent disability as defined in section 22(e)(3) of the Code.

            (g) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

            (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (i) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

            (j) "INSIDE DIRECTOR" means a Director who is an Employee.

            (k) "OPTION" means a stock option granted pursuant to the Plan.

            (l) "OPTIONED STOCK" means the Common Stock subject to an Option.

            (m) "OPTIONEE" means a Director who holds an Option.

            (n) "OUTSIDE DIRECTOR" means a Director who is not an Employee.

            (o) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (p) "PLAN" means this 2000 Director Option Plan.

            (q) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

            (r) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 500,000 Shares (the "POOL"). The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Administration and Grants of Options under the Plan.

            (a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be mad strictly in accordance with the following provisions:

                (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

                (ii) Each Outside Director shall be automatically granted an Option to purchase 25,000 Shares (the "FIRST OPTION") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

                (iii) Each Outside Director shall be automatically granted an Option to purchase 25,000 Shares (a "SUBSEQUENT OPTION") at the next meeting of the Board of Directors following the Annual Meeting of Stockholders in each year commencing with the 2001 Annual Meeting of Stockholders provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

                (iv) Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

                (v) The terms of a First Option granted hereunder shall be as follows:

                    (A) the term of the First Option shall be ten (10) years.

                    (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                    (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

                    (D) subject to Section 10 hereof, the First Option shall become exercisable with respect to 25% of the Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

                (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                    (A) the term of the Subsequent Option shall be ten (10) years.

                    (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                    (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                    (D) subject to Section 10 hereof, the Subsequent Option shall become exercisable with respect to 25% of the Shares subject to the Subsequent Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

                (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

         The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

         8. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Continuous Status as a Director. Subject to
Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

            (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

            (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

             (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

             (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

             (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding Option shall become fully vested and exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

         11. Amendment and Termination of the Plan.

             (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

             (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Stockholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

                                 eClickMD, INC.

                            DIRECTOR OPTION AGREEMENT

         eClickMD, Inc., a Nevada corporation (the "COMPANY"), has granted to ___________________ (the "Optionee"), an option to purchase a total of [________ (____)] shares of the Company's Common Stock (the "OPTIONED STOCK"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 2000 Director Option Plan (the "PLAN") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

         1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

         2. Exercise Price. The exercise price is $_______ for each share of Common Stock.

         3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

            (a) Right to Exercise.

                (i) This Option shall become exercisable in installments cumulatively with respect to______percent (__%) of the Optioned Stock one year after the date of grant, and as to an additional______percent (__%) of the Optioned Stock on each anniversary of the date of grant, so that one hundred percent (100%) of the Optioned Stock shall be exercisable [__________] years after the date of grant; provided, however, that in no event shall any Option be exercisable prior to the date the stockholders of the Company approve the Plan.

                (ii) This Option may not be exercised for a fraction of a share.

                (iii) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

            (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

         4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

            (a) cash;

            (b) check; or

            (c) surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

            (d) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

         5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

         8. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of
Section 83 in general and the availability a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

         DATE OF GRANT:
                       ---------------

                                            eClickMD, Inc.,
                                            a Nevada corporation
                                            By:
                                               ---------------------------------

         Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


         Dated:
               ---------------

                                    ------------------------------
                                    Optionee
                                 eClickMD, INC.

                                    EXHIBIT A

                         DIRECTOR OPTION EXERCISE NOTICE

eClickMD, Inc.
11500 Metric Boulevard, Suite 300
Austin, Texas 78758

         Attention:  Corporate Secretary

         1. Exercise of Option. The undersigned ("OPTIONEE") hereby elects to exercise Optionee's option to purchase ______ shares of the Common Stock (the "SHARES") of eClickMD, Inc. (the "COMPANY") under and pursuant to the Company's 2000 Director Option Plan and the Director Option Agreement dated
_______________ (the "AGREEMENT").

         2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Agreement.

         3. Federal Restrictions on Transfer. Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "1933 ACT"), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

         4. Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         5. Delivery of Payment. Optionee herewith delivers to the Company the aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

         6. Entire Agreement. The Agreement is incorporated herein by reference. This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by [state] law except for that body of law pertaining to conflict of laws.

         Submitted by:                         Accepted by:

         OPTIONEE:                             eClickMD, INC.

         By:                                   By:
            --------------------------            ------------------------------
                                               Its:
                                                   -----------------------------
         Address:

         Dated:                                Dated:
               -----------------------               ---------------------




                                      A-2